UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024

BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia,
PA
19104
(Address of principal executive offices) (Zip Code)
(610)
325-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Brandywine Realty Trust
:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.
:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust
: ☐
Brandywine Operating Partnership, L.P.
: ☐

Item 1.05	Material Cybersecurity Incidents.
On May 1, 2024, Brandywine Realty Trust (the “Company”) detected what was determined to be a cybersecurity incident, whereby a third party gained unauthorized access to portions of its information technology (“IT”) environment. Upon detecting the unauthorized occurrences, the Company promptly initiated its previously established response protocols and began taking steps to contain, assess and remediate the incident, including beginning an investigation with leading external cybersecurity experts, activating its incident response plan, shutting down some systems and notifying law enforcement. The cybersecurity incident consisted of unauthorized access and deployment of encryption by a third party to a portion of the Company’s internal corporate IT systems. The incident caused disruptions to, and limitation of access to, portions of the Company’s business applications supporting aspects of the Company’s operations and corporate functions, including financial and operating reporting systems. Based on the information reviewed to date, the Company believes the unauthorized activity has been contained and is working diligently to bring the impacted portions of its IT systems back online. Although the Company ascertained that certain files were exfiltrated, it is still investigating the extent of any sensitive information contained within the accessed IT systems, including any personal information. The Company is evaluating what, if any, regulatory and legal notifications are required as a result of this incident and will issue such notifications based on its findings.
As the investigation of the incident is ongoing, the full scope, nature and impact of the incident are not yet known. The Company’s real estate operations have continued throughout this matter in all material respects and, as of the date of this filing, the incident has not otherwise had a material impact on the Company’s operations. As of the date of this filing, the Company does not believe the incident is reasonably likely to materially impact the Company’s financial condition or results of operations.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 3, 2024, Terri A. Herubin notified the Company of her resignation from the Company’s Board of Trustees (the “Board”), effective May 31, 2024. Ms. Herubin advised the Company that her decision to resign from the Board is due to employment requirements of a firm with which she has accepted an offer of employment, which precludes her from serving on the board of a publicly-traded company, and does not relate to any disagreement on matters relating to the Company’s operations, policies or practices. Ms. Herubin has served as a Trustee since 2018 and the Board expressed its appreciation to her for her service to the Company.
Cautionary Statement Regarding Forward-Looking Statements
The Company has made statements in this communication that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. The Company cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond its control, that could cause its actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others: additional information regarding the extent of the cybersecurity incident that the Company may uncover during its ongoing investigation; the Company’s ability to assess and remedy the incident; the Company’s ability to service its tenants during and following the incident; the compromise or improper use of sensitive, proprietary, confidential financial, or personal data or information resulting in negative consequences such as fines, penalties, or loss of reputation, competitiveness
or tenants; incremental expenses associated with the Company’s on-going
assessment and remediation of the incident; the nature and scope of any claims, litigation or regulatory proceedings that may be brought against the Company or other affected parties as a result of the incident; the availability of insurance coverage; other legal, reputational and financial risks resulting from this or other cybersecurity incidents and the potential impact of this incident on the Company’s revenues, operating expenses, and operating results; the length and scope of disruptions to the Company’s business operations caused by the incident; and the other factors set forth in in the Company’s Annual Report on Form
10-K
for the 2023 fiscal year filed with the SEC on February 22, 2024, which is available at www.sec.gov and www.brandywinerealty.com under the “Investors Relations—Financial Information” tab. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this communication are made only as of the date of this document, unless otherwise specified, and, except as required by law, the Company assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

By:	BRANDYWINE REALTY TRUST, ITS
GENERAL PARTNER

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer
Date: May 7, 2024